LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED MAY 9, 2013

TO THE SUMMARY PROSPECTUS AND PROSPECTUS,

EACH DATED MARCH 1, 2013, OF

LEGG MASON CAPITAL MANAGEMENT VALUE TRUST

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated March 1, 2013, as supplemented on March 11, 2013 and May 9, 2013, and as may be amended or further supplemented, the fund’s statement of additional information, dated March 1, 2013, as supplemented on March 11, 2013 and May 9, 2013, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated October 31, 2012, are incorporated by reference into this Summary Prospectus.

Effective May 15, 2013, the sections of the fund’s Summary Prospectus and Prospectus titled “Management – Portfolio managers” are deleted and replaced with the following text:

Portfolio managers: Sam Peters, CFA, is the portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Peters is a Managing Director and Senior Portfolio Manager for LMCM and has been a portfolio manager for the fund since November 2010.

Jean Yu, CFA, is assistant portfolio manager for the fund. Ms. Yu is a Director and Senior Research Analyst for LMCM and has been assistant portfolio manager for the fund since May 2013. Ms. Yu provides the portfolio manager with research and investment assistance.

Effective May 15, 2013, the section of the fund’s Prospectus titled “More on fund management – Portfolio managers” is deleted and replaced with the following text:

Portfolio managers

Sam Peters, CFA, is the portfolio manager for the fund and has day-to-day responsibility for managing the fund’s portfolio. Mr. Peters has been a portfolio manager for the fund since 2010. Mr. Peters has been employed by LMCM since April 2005. He is currently a Managing Director and Senior Portfolio Manager for LMCM.

Jean Yu, CFA, has served as assistant portfolio manager for the fund since 2013. Ms. Yu provides the portfolio manager with research and investment assistance. Ms. Yu joined LMCM in 2002 as a Research Analyst. She has been responsible for research in the healthcare sector. Her coverage responsibilities have also included transportation logistical companies, industrial gas, and Chinese internets. In 2008, Ms. Yu assumed additional responsibilities as a member of the portfolio management team managing the LMCM Research Fund.

The fund’s SAI provides information about each portfolio manager’s compensation, other accounts managed by each portfolio manager and each portfolio manager’s ownership of securities in the fund.

Please retain this supplement for future reference.

LMFX015527